COMMUNICATIONS VALTECH INC.
CONVENTION D’INSTALLATION D’UN RESEAU DE DISTRIBUTION (" CONVENTION ")

Valtech Communications Inc.
Installation of distribution network agreement

ENTRE : COMMUNICATIONS VALTECH INC., personne morale, dument constituee, ayant son siege social au 550 chemin du Golf, # 105, Ile des Sœurs, Quebec, H3E-1A8; (" VALTECH ")

Between : COMMUNICATIONS VALTECH INC., moral person, duly constituted, having its head office with 550 Chemin du Golf, # 105, Ile des Soeurs, Quebec, H3E-1A8 (" VALTECH ")

ET :

And :Residence de l’Academie

Personne morale, ayant son siege sociale au 310 rue Rachel est Montreal H2W1E7

(" CLIENT ")

Moral, having its head office at au 310 rue Rachel est Montreal H2W1E7

(" PARTIES ")

ATTENDU QUE le CLIENT declare etre autorise a conclure la presente CONVENTION relative a un IMMEUBLE sis au 310 Rachel est Montreal comprenant ------------ unites (" IMMEUBLE ");

it is understood THAT the CUSTOMER declares being authorized to conclude present agreement at a BUILDING located to the 310 Rachel is Montreal including ------------ units (“BUILDING”);

ATTENDU QUE VALTECH est une societe integree de communications œuvrant dans le domaine de la teledistribution, l’internet et la telephonie;

It is understood VALTECH is an integrated company of communications working in the field of the cable television, the Internet and telephony;

ATTENDU QUE VALTECH desire acheminer ses services via le systeme d’infrastructure de cablage et de distribution interne de l’IMMEUBLE, selon les modalites et conditions ci-apres prevues afin de pouvoir offrir ses services aux locataires, occupants ou coproprietaires de l’IMMEUBLE;

WAITED UNTIL VALTECH wishes to convey its services via the system of infrastructure of wiring and internal distribution of the BUILDING, according to the procedures and conditions hereafter envisaged in order to be able to offer its services to the tenants, to occupants or to joint owners of the BUILDING

EN FOI DE QUOI, les PARTIES conviennent de ce qui suit :

Based on these facts The partie agree to :

1.0 Objet

1.1 Le CLIENT accorde a VALTECH pour l’IMMEUBLE, sous reserve de l’obtention des autorisations et permis appropries, le droit d’installer, maintenir, reparer, remplacer, re-localiser et enlever un Reseau de Distribution (" ReSEAU ") incluant tout cable, equipement ou installation, necessaire a l’acheminement de ses services et le droit de fournir et vendre tous les services presentes et futurs de VALTECH et de ses compagnies affiliees pour l’IMMEUBLE;

Object :

The client gives to Valtech for the building notwithstanding all authorizations and permits, the right to install, maintain, repair, replace, relocate, and remove a distribution network (the network) including all cabling, equipment or all installations necessary to render its services, the right to to supply and sell all of its services present and future of Valtech and its affiliated companies in the building

1.2 Le CLIENT s’engage a fournir a VALTECH un endroit (lieu) adequat pour y installer ses equipements electroniques, ainsi qu’une infrastructure de cablage et de distribution interne, afin que VALTECH puisse installer le ReSEAU, et offrir les services enumerees dans la presente CONVENTION;

The client will supply to Valtech adequate room to install its electronic equipment and its cable for internal infrastructures so Valtech can implement its network and offer its previously described services as per agreement

1.3 Une fois installer, VALTECH s’engage a alimenter le ReSEAU, et le CLIENT s’engage, pendant le TERME et tous TERME(S) ADDTIONEL(LES), a assurer pour VALTECH le droit exclusif, de fournir toutes les services de teledistribution, internet, telephonie, ainsi que toute autre service offert par VALTECH, destiner a l’IMMEUBLE;

Once installed Valtech will feed the network and the customer will, during this term and any subsequent other terms, assure Valtech of exclusive rights to supply TV services, internet, telephone and all other services that may be offered by Valtech for the building

1.4 Le CLIENT s’engage a payer, pendant la periode initiale et chaque periode supplementaire, tous les frais d’electricite requis pour le bon fonctionnement des equipements electroniques ci-haut decrits (paragraphe 1.2);

The client will pay, for the initial period and any other subsequent period, for all electricity required for the good working of the equipment as described above (paragraph 1.2)

1.5 Dans le cas ou une generatrice est disponible dans l'IMMEUBLE, le CLIENT s'engage a fournir l'acces a la generatrice, et d’electricite genere en quantite suffisante pour le bon fonctionnement des equipements de VALTECH; When a generator is available the client will supply Valtech with the required electricity in sufficient amount so the network services remain uninterrupted.

1.6 Tous les equipements installes par VALTECH dans l’IMMEUBLE, (par exemple, l’infrastructure de cablage interne et les equipements electroniques) demeurent la propriete exclusive de VALTECH, et ne peuvent etre modifies, repares, enleves, vendues, ou cedes que par VALTECH; All equipments installed by Valtech (example : interior cable installation and electronic equipments) will remain the excusive ownership of Valtech and cannot be modified, removed ,sold or release to any other party without the consent of Valtech.

1.7 Dans le cas de la terminaison de la presente CONVENTION et/ou si le CLIENT choisit un fournisseur autre que VALTECH, pour les services que VALTECH aurait fournis en vertu de la presente CONVENTION, le CLIENT, s'engage a rembourser VALTECH pour toutes depenses encourues par VALTECH relativement a l'installation originale des equipements dans l’IMMEUBLE, incluant le cablage, les equipements electriques, etc.. In the event of the termination and /or in the event that the customer chooses another supplier, for similar services rendered by Valtech under the present agreement, the customer will reimburse Valtech for all incurred expenses by Valtech for the original installation within the building including but not limited to cabling, electronic equipments and any other material relative to the installation of the network.

2.0 etablissement et fourniture des services

2.1 VALTECH pourra, a sa discretion, fournir ses services a l’IMMEUBLE par tout moyen technologique a sa disposition; Valtech will, at its sole discretion, supply the services by whatever technical means Valtech decides to use.

2.2 VALTECH pourra, apres entente entre les PARTIES, installer a ses frais, aux endroits requis a l’interieur et a l’exterieur de l’IMMEUBLE, tout equipement necessaire au fonctionnement des services de VALTECH. Le CLIENT fournira gratuitement a VALTECH, selon l’entente entre les PARTIES, les espaces suffisantes et necessaires pour y installer ses equipements.

VALTECH will install , after agreement between the PARTIES at its expenses, where required inside and outside the BUILDING, any equipment necessary to the operation of the services of VALTECH. The CUSTOMER will provide free of charge to VALTECH, according to the agreement between the PARTIES, spaces sufficient and necessary to install his equipment.

3.0 Acces a l’IMMEUBLE

3.1 Le CLIENT fournit, a ses frais, le systeme d’infrastructure de cablage et de distribution interne pour l’IMMEUBLE, les conduits, l’acces aux conduits, tant interieurs qu’exterieurs, le cablage interne, ainsi que les droits de passage requis pour l’installation du ReSEAU  et la fourniture des services, le cas echeant. Le CLIENT installera a ses frais l’alimentation electrique constitue d’une sortie electrique double de 110 Volts / 15 amperes a chaque endroit indique par VALTECH dans l’IMMEUBLE. Le CLIENT doit aussi fournir a ses frais et garantir en tout temps a VALTECH, acces a l’IMMEUBLE afin que VALTECH puisse installer, verifier, entretenir, mettre a niveau, remplacer ou enlever ses equipements ainsi que les equipements qui composent le ReSEAU ; The CUSTOMER will provide, at his expenses, the wiring system infrastructure and internal distribution for the BUILDING, the conduits, the access to the conduits, as well interior as external, internal wiring, as well as the right-of-way necessary for the installation of the NETWORK and the supply of the services, if necessary. The CUSTOMER will install at his expenses the power supply of an electric doubles plugs 110 Volts/15 amps at each place indicated by VALTECH in the BUILDING. The CUSTOMER must also provide to his expenses and guarantee at any time with VALTECH, access to the BUILDING so that VALTECH can install, check, maintain, level, replace or remove its equipment as well as the equipment which composes the NETWORK;

3.2 VALTECH pourra vendre tous ses services aux locataires ou occupants de l’IMMEUBLE et, a cette fin, le CLIENT garantit a VALTECH et a ses representants autorises l’acces a l’IMMEUBLE dans le but de vendre ses services. Sans limiter la portee generale de ce qui precede, le CLIENT permettra a VALTECH, selon entente entre les PARTIES, toute activite promotionnelle visant a faciliter la vente des services offerts par VALTECH, aux locataires ou occupants de l’IMMEUBLE. VALTECH effectuera les travaux de raccordement, d’installation et de reparation qu’elle juge necessaire pour permettre aux locataires ou occupants de l’IMMEUBLE de pouvoir recevoir les services;

VALTECH will be able to sell all its services to the tenants or occupants of the BUILDING and, for this purpose; the CUSTOMER guarantees to VALTECH and its authorized representatives the access to the BUILDING with an aim of selling its services. Without limiting the general range by what precedes, the CUSTOMER will allow VALTECH, according to agreement between the PARTIES, any promotional activity aiming at facilitating the sale of the services offered by VALTECH, with the tenants or occupants of the BUILDING. VALTECH will carry out the repairs of connection, installation and which she considers it necessary to allow to the tenants or to occupants of the BUILDING to be able to receive the services;

4.0 Propriete des installations

4.1 Le ReSEAU  ainsi que les autres equipements installes par VALTECH dans l’IMMEUBLE demeure en tout temps la propriete et la responsabilite du VALTECH :

The NETWORK as well as other equipment installed by VALTECH in the BUILDING remains at all time the property and the responsibility for the VALTECH.

5.0 Reparation, entretien et travaux

5.1 VALTECH sera responsable de la reparation et de l’entretien du ReSEAU  et s'engage a effectuer, a ses frais, toutes reparations requises, sauf dans le cas ou les reparations seront rendues necessaires par le fait ou la faute du CLIENT et/ou celles de toute autre tierce partie liee au CLIENT;

VALTECH will be responsible for repair and maintenance for the NETWORK and will carry out, at its expenses, all required repairs, except in the case that repairs will be made necessary by act or the fault of the CUSTOMER and/or those of any other third party related to the CUSTOMER;

5.2 Si le CLIENT desire entreprendre des travaux a l’IMMEUBLE pouvant affecter le ReSEAU, il devra en aviser VALTECH par ecrit au moins trente (30) jours a l’avance, sauf en cas d’urgence. Si les travaux du CLIENT exigent la modification ou le deplacement du ReSEAU, en tout ou en partie, ces travaux de modification ou de deplacement seront effectues par VALTECH, apres entente entre les PARTIES, et les couts desdits travaux seront payes par le CLIENT.

Valtech, will, after agreement between the parties and at its own expense, install inside or outside the building all required equipments necessary for the network performance. All modifications or improvement partial or complete will be paid by the client.

6.0 Utilisation des installations

6.1 Il est interdit au CLIENT d’utiliser ou de permettre a qui que soit d’utiliser le ReSEAU  par quiconque autre que VALTECH;

It is forbidden for the customer to use or to permit any third party to use the network of Valtech.

6.2 Le ReSEAU  ne doit pas etre reamenage, debranche, enleve ou autrement manipule. The network shall not be rearranged, unplugged, removed or manipulated by anyone but Valtech.

7.0 Responsabilite

7.1 Le CLIENT indemnisera VALTECH pour tout dommage cause a la propriete de VALTECH; The customer will pay for any damages incurred to the equipment of Valtech.

7.2 VALTECH ne sera pas responsable de l’inexecution de ses obligations stipulees par la presente CONVENTION resultant d’un cas de force majeure ou cas fortuit ou toute autre raison hors de son controle. Sans limitation de la generalite de ce qui precede, l’adoption d’une loi, d’un reglement d’un decret, la perte de la licence de VALTECH, un arret de travail, une greve ou un lock-out seront consideres comme des cas de force majeure;

VALTECH will not be responsible for the inexecution of its obligations stipulated by present agreement resulting from a case of force majeure or fortuitous occurrence or any other reason out of its control. Without limitation of the general information by what precedes, the adoption of a law, of a payment of a decree, the loss of the licence of VALTECH, a work stoppage, a strike or a lockout will be regarded as cases of force majeure.

8.0 Defaut

8.1 VALTECH peut mettre fin a la presente CONVENTION si le CLIENT est en defaut de se conformer aux dispositions de ladite CONVENTION et n’y remedie pas suivant un preavis de trente (30) jours.

VALTECH can put an end to the present agreement if the CUSTOMER is at fault to conform to the provisions of the aforesaid agreement and does not cure it according to a thirty (30) days notice

9.0 Dispositions generales

General provisioning

9.1 Les termes et conditions de cette CONVENTION ainsi que toute information confidentielle echangee entre les PARTIES ne pourront etre divulgues a quiconque sans le consentement prealable ecrit de la partie concernee, le tout sous reserve de toute divulgation obligatoire imposee par la loi;

The terms and conditions of this agreement as any confidential information exchanged between the PARTIES could not be revealed with whoever without the preliminary assent writes part concerned, the whole subject to any obligatory disclosure imposed by the law;

9.2 Les obligations edictees par les articles 3, 4, 5, 6, 7, et 9 de la presente CONVENTION demeurent toujours en vigueur, meme apres la terminaison de la presente CONVENTION;

The obligations enacted by articles 3,4,5,6,7, and 9 of this agreement remain always in force, even after the termination of this agreement ;

9.3 La presente CONVENTION liera les successeurs, cessionnaires, heritiers et administrateurs du CLIENT et/ou toute personne naturel et/ou legale ayant l'autorisation quant au sujet de la presente CONVENTION, de sorte que cette personne sera autorisee a negocier relativement aux services a etre fournis par VALTECH pour l'IMMEUBLE en vertu de la presente CONVENTION;

Present agreement will bind the successors, assignees, heirs and administrators of the CUSTOMER and/or any person naturalness and/or legal having l' authorization as for the subject of this agreement, so that this person will be authorized to negotiate relative with the services to be provided by VALTECH for the BUILDING under the terms of present agreement;

9.4 Si, pendant le TERME, ou pendant tout autre TERME(S) ADDITIONEL(LES), l’IMMEUBLE est vendu, cede ou transfere a une tierce partie, le CLIENT s’engage a aviser VALTECH par ecrit dans les cinq (5) jours de la vente, cession ou transfert;

If, during the TERM, or any other TERM (S) ADDITIONAL the BUILDING is sold, yielded or transferred to a third party, the CUSTOMER is committed to advise in writing VALTECH in the five (5) days of the sale, transfer or transfer;

9.5 VALTECH peut ceder, en tout temps, ses droits et obligations en vertu des presentes;

VALTECH can yield, at any time, its rights and obligations under the terms of the present agreement.

9.6 Les dispositions de la CONVENTION s’appliquent aux PARTIES ainsi qu’a leurs successeurs et ayants droit respectifs et engagent leur responsabilite;

The provisions of the agreement apply to the PARTIES like their successors and engages their responsibility

9.7 Les avis transmis en vertu des presentes doivent etre transmis par courrier recommande ou par telecopieur;

The notices transmitted under the terms of the present ones must be transmitted by registered mail or Fax;

9.8 La presente CONVENTION est assujettie aux lois applicables dans la province de Quebec et est soumise a la juridiction des tribunaux du district judiciaire de Montreal;

Present agreement is subjugated to the applicable laws in the province of Quebec and is subjected to the jurisdiction of the courts of the legal district of Montreal;

9.9 Le CLIENT s’engage, pendant le TERME ainsi que pendant tout(s) TERME(S) ADDITIONEL(LES), a respecter et a se conformer a toute loi, reglement ou ordonnance pouvant regir ou s’appliquer a la presente CONVENTION;

The CUSTOMER engages, during the TERM as during all (S) TERM (S) ADDITIONAL (THEM), to respect and to conform to any law, payment or ordinance governing or that applies to the present agreement

9.10 Le CLIENT reconnait par la presente, que la presente CONVENTION est assujettie a toute decision ou ordonnance du Conseil de la Radiodiffusion et des Telecommunications Canadienne (CRTC);

The CUSTOMER recognizes by the present, that the agreement is subjugated with any decision or schedules the Council of Broadcasting and Telecommunications Canadian (CRTC);

9.11 Tout ajout, retrait, rature ou autre modification aux dispositions de la presente CONVENTION doivent etre paraphes par les deux PARTIES pour les lier. Any addition, withdrawal, erasure or another modification with the provisions of this agreement must be initialed by the two Parties

10.0 TERME

duration

10.1 Cette CONVENTION sera en vigueur pour une periode de dix (10) ans : 1 avril 2007 au 31 Mars 2017. (" TERME ");

This agreement will be in force for ten (10) years period: April 1, 2007 to March 31, 2017. (“TERM”);

10.2 Le TERME  sera automatiquement prolongee pour des periodes additionnelles et successives de cinq (5) annees chacune (" TERME(S) ADDITIONEL(LES) "), a moins que le CLIENT ou VALTECH ne transmette a l’autre un avis ecrit de terminaison au moins six (6) mois avant la fin du TERME  ou, le cas echeant, du TERME(S) ADDITIONEL(LES).

The TERMS will be automatically prolonged for five (5) unless the CUSTOMER or VALTECH transmits to the other party a written notice of termination at least six (6) months before the end of the TERM .

Les dispositions de cette CONVENTION sont valables pour une periode de trente (30) jours a compter de la date de signature de cette CONVENTION par VALTECH. Dans l’eventualite ou le CLIENT ne retourne pas a VALTECH la presente CONVENTION dument signee avant l’expiration de ce delai et que les tarifs et/ou toute autre disposition ont ete modifies dans l’intervalle par VALTECH, cette derniere se reserve le droit, a sa seule discretion, de retirer son offre de CONVENTION.

The provisions of this agreement are valid for one thirty (30) days period from the date of signature of this Agreement by VALTECH. In the possibility where the CUSTOMER does not turn over to VALTECH the present agreement duly signed before the expiry of this time and which tariffs and/or any other provision were modified in the interval by VALTECH, the latter reserves the right, with its only discretion, to withdraw its offer of agreement.

Le CLIENT reconnait avoir lu cette CONVENTION et avoir compris la portee de chacune des clauses. Le CLIENT est lie par les dispositions de cette CONVENTION, a compter du moment ou il appose sa signature a ladite CONVENTION.

The CUSTOMER admits having read this agreement and to have included/understood the range of each clause. The CUSTOMER is bound by the provisions of this agreement, as from the moment when it affixes his signature to the aforementioned agreement..

CLIENT :_____________________

Signee a ____________________, Province de Quebec

________________2007

VALTECH : ___________________

Signee a _____________, Province de Quebec

________________2007